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                                                                   EXHIBIT 10.3

                     AMENDMENT NO. 2 TO LOAN AGREEMENT

         This Amendment No. 2 to Loan Agreement ("Amendment") is made and entered into as of November 30, 2001 by and between WILLIAM M. RYCHEL ("RYCHEL") and TEKGRAF, INC., a Georgia corporation ("TEKGRAF").

         Rychel and Tekgraf are parties to the certain loan agreement dated December 1, 1999 (the "LOAN AGREEMENT"), as amended by Amendment No. 1 to Loan Agreement dated November 9, 2000, a related promissory note dated December 1, 1999 in the amount of $1,775,000 payable by Rychel to Tekgraf, as amended by Amended and Restated Promissory Note dated November 9, 2000 (the "Promissory Note"), a related collateral assignment dated December 1, 1999 (the "COLLATERAL ASSIGNMENT") and a related stock pledge agreement dated December 1, 1999 (the "STOCK PLEDGE AGREEMENT").

         Rychel and Tekgraf desire to amend certain of the terms and conditions of the Loan Agreement as set forth in this Agreement.

         All capitalized terms used but not defined in this Agreement shall have the meaning set forth in the Loan Agreement.

         NOW, THEREFORE, the parties, intending to legally bound, agree as follows:

1. Section 1 of the Loan Agreement is amended and restated in its entirety to read as follows:

         1. THE LOAN. Tekgraf hereby agrees to loan to Rychel, and Rychel hereby agrees to, and hereby does, borrow from Tekgraf, in reliance on and subject to the terms and conditions contained herein, the amount of $2,102,418 (the "LOAN"). The Loan is evidenced by an amended and restated promissory note in the form attached to the Amendment No. 2 to Loan Agreement as EXHIBIT A, and by this reference incorporated herein and made a part hereof (the "NOTE").

2. Section 2 of the Loan Agreement is amended and restated in its entirety to read as follows:

         2. INTEREST RATE. The outstanding principal balance of the Loan shall bear interest at the rate per annum that is one fourth of a percentage point (.25%) above the rate paid by Tekgraf from time to time under its Amended and Restated Loan and Security Agreement dated as of June 9, 2000, as amended from time to time, between Tekgraf and Wachovia Bank, National Association.

3. Section 3 of the Loan Agreement is amended and restated in its entirety to read as follows:

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         3. PAYMENT. The principal of and all interest accrued on the Loan shall be due and payable on December 1, 2002, or on the next business day if December 1, 2002 falls on a day on which national banks are closed.

4. EXHIBIT A to the Loan Agreement is amended and restated in its entirety to read as set forth on EXHIBIT A to this Amendment.

5. Except as amended by this Amendment, all other provisions of the Loan Agreement and all provisions of the Share Pledge Agreement and the Collateral Assignment shall remain in full force and effect as originally written.

         The parties hereto have executed this Amendment to Loan Agreement as of the day and year first written above.

                                             TEKGRAF, INC.



/s/ William M. Rychel                        By: /s/ Thomas M. Mason
-----------------------------                    ------------------------------
William M. Rychel                            Its: CFO
980 Corporate Woods Parkway                       -----------------------------
Vernon Hills, IL 60001                       980 Corporate Woods Parkway
Fax: (954) 697-4329                          Vernon Hills, IL 60061
                                             Fax: (954) 697-4329

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                          EXHIBIT A TO AMENDMENT NO. 2
                                TO LOAN AGREEMENT

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

November 30, 2001                                                     $2,102,418

         FOR VALUE RECEIVED, the undersigned (hereafter referred to as the "MAKER") promises to pay to the order of Tekgraf, Inc. (hereinafter referred to as "PAYEE") at Payee's address at 980 Corporate Woods Parkway, Vernon Hills, IL 60061 or at such other place as the holder hereof may designate, the principal sum of Two Million One Hundred Two Thousand Four Hundred Eighteen Dollars ($2,102,418) (the "LOAN"), together with interest on so much of the principal balance of the Loan as may be outstanding and unpaid from time to time, calculated on the basis of a 365 day year and actual days elapsed, at the rate per annum that is one fourth of a percentage point (.25%) above the rate paid by Payee from time to time under its Amended and Restated Loan and Security Agreement dated as of June 9, 2000, as amended from time to time, between Payee and Wachovia Bank, National Association (the "INTEREST RATE"). The rate paid by the Payee is calculated as set forth on APPENDIX A.

         This Amended and Restated Promissory Note has been given in connection with the Loan Agreement dated December 1, 1999 as amended by that certain Amendment No. 1 to Loan Agreement dated November 9, 2000 and Amendment No. 2 to Loan Agreement dated November 30, 2001 between Maker and Payee (the "LOAN AGREEMENT"), and is entitled to all of the benefits of the Loan Agreement.

         The principal of and accrued interest on the Loan shall be repayable in a lump sum on December 1, 2002, or on the next business day if December 1, 2002 falls on a day on which national banks are closed. Any overdue payment of principal or interest on this Amended and Restated Promissory Note shall bear interest at the Interest Rate plus 5 percentage points, until paid, but only to the extent that payment of such interest on overdue principal or interest is enforceable under applicable law.

         Maker may repay this Amended and Restated Promissory Note in whole or in part at any time without penalty or premium. Each such prepayment shall be applied first to unpaid interest accrued through the date of such prepayment, and then to outstanding principal.

         If maker fails to pay within fifteen (15) days after the due date any amount payable under this Amended and Restated Promissory Note, or if Maker is otherwise in default under the Loan Agreement, then this Amended and Restated Promissory Note shall be in default and Payee, at its option, without demand or further notice of any kind, may declare this Amended and Restated Promissory
Note immediately due and payable, whereupon all outstanding principal and accrued interest shall become immediately due and payable.

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         In case this Amended and Restated Promissory Note is collected by or through an attorney-at-law in the event of a default hereunder, all costs of collection, including reasonable attorney's fees, shall be paid by Maker.

         Time is of the essence.

         This Amended and Restated Promissory Note shall be governed by and construed in accordance with the laws of the United States of America and the State of Illinois. Maker irrevocably consents to the exclusive jurisdiction and venue of the courts of any county in the State of Illinois and the United States District Court for the Northern District of Illinois, in any judicial proceeding brought to enforce this Amended and Restated Promissory Note. Maker agrees that any forum other than the State of Illinois is an inconvenient forum and that a lawsuit (or non-compulsory counterclaim) brought against Maker in a court of any jurisdiction other than the State of Illinois should be forthwith dismissed or transferred to a court located in the State of Illinois.

         This Note is a restatement of the indebtedness evidenced by, and is a replacement of, that certain Promissory Note of the undersigned dated December 1, 1999 in the face principal amount of $2,102,418 payable to the order of Payee, as amended and restated by that certain Amended and Restated Promissory Note dated November 9, 2000, and nothing contained herein, in the Amendment No. 1 to the Loan Agreement or in the Amendment No. 2 to the Loan Agreement referred to above shall be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, said Promissory Note outstanding at the time of its replacement by this Amended and Restated Promissory Note , or
(ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, pledge, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Promissory Note which has not otherwise been expressly released.

         Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. Payee shall not be deemed to waive any of its rights unless such waiver be in writing and signed by Payee. The word "Payee" as used herein shall include transferees, successors, and assigns of Payee, and all rights of Payee hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Maker shall bind his heirs, legal representatives and assigns.

         SIGNED, SEALED, AND DELIVERED by the undersigned as of the date first written above.



                                                [EXHIBIT A - DO NOT SIGN]
                                                William M. Rychel
                                                980 Corporate Woods Parkway
                                                Vernon Hills, IL 60061